Exhibit 10.14

2018 Addendum to Employment Agreement

This 2018 Addendum to Employment Agreement (this “Addendum”) is made and entered into by and between E*TRADE Financial Corporation (the “Company”) and Karl A. Roessner (“Executive”), effective as of February 9, 2018.

Any capitalized term that is used but not otherwise defined in this Addendum shall have the meaning set forth in the employment agreement by and between the Company and Executive, dated as of September 12, 2016 (the “2016 Employment Agreement”). The 2016 Employment Agreement together with that certain addendum to the 2016 Employment Agreement dated February 16, 2017 shall be referred to herein as the “Employment Agreement.”

1.    The Company and Executive hereby acknowledge and agree that, notwithstanding anything set forth in the Employment Agreement to the contrary:

(a)    For purposes of Section 3(a) of the Employment Agreement, Executive’s base salary shall be $1,000,000 per year, subject to applicable withholding, in accordance with the Company’s normal payroll procedures.

(b)    For purposes of Section 3(b) of the Employment Agreement, Executive’s annual cash bonus target amount for the 2018 calendar year is $2,000,000.

(c)    For purposes of Section 4(b) of the Employment Agreement, Executive’s target equity bonus for the 2018 calendar year is $3,000,000, of which $1,500,000 shall be in the form of PSUs and $1,500,000 shall be in the form of RSUs.

2.    Except as expressly set forth in this Addendum, the Employment Agreement shall remain in full force and effect in accordance with the terms and conditions thereof as in effect immediately prior to the date hereof.

3.    This Addendum may be signed in counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first set forth above.

E*TRADE FINANCIAL CORPORATION

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By: Rodger A. Lawson

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Karl A. Roessner

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